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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2013

MILLENNIAL MEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-35478 (Commission File No.)	20-5087192 (IRS Employer Identification No.)

2400 Boston Street, Suite 201 Baltimore, MD 21224
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (410) 522-8705

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

        On August 13, 2013, Millennial Media, Inc. ("Millennial" or the "Company"), Polo Corp., a wholly owned subsidiary of Millennial ("Merger Sub") and Jumptap, Inc. ("Jumptap"), entered into an Agreement and Plan of Reorganization (the "Merger Agreement"), pursuant to which Merger Sub will, upon the terms and subject to the satisfaction or waiver of the conditions therein, merge with and into Jumptap (the "Merger"), with Jumptap continuing as the surviving corporation and as a wholly-owned subsidiary of Millennial.

        Under the terms of the Merger Agreement, Millennial will issue shares of its common stock to the former securityholders of Jumptap and participants of a Management Incentive Plan of Jumptap (the "MIP") in an aggregate number that will equal no more than 23.5% of the total outstanding number of shares following the issuance, and shall in no event be more than 26,952,317 total shares of Millennial common stock. In lieu of issuing shares of Company common stock, the Company will pay an aggregate amount of cash of up to $12 million for shares of Jumptap capital stock held by certain holders of Jumptap capital stock who are "unaccredited investors" and to participants of the MIP. The number of shares of the Company's common stock to be issued in the Merger will be reduced to the extent the Company pays such cash and by a portion of specified transaction related expenses and transaction related bonus payments payable by Jumptap, with the final number of Company common shares to be issued in the Merger to be determined by reference to the average of the closing stock prices of Millennial's common stock for the five trading days ending on the trading day that is three trading days prior to the closing date of the Merger. A portion of the shares of common stock of the Company issued in connection with the Merger will be held in escrow as partial security for the indemnification obligations of the Jumptap securityholders and management participants of the MIP as set forth in the Merger Agreement and pursuant to the terms of the Escrow Agreement attached as an exhibit to the Merger Agreement. The Company will assume options to purchase common stock of Jumptap with exercise prices lower than the merger consideration payable for each share of Jumptap common stock, and such options will become options to purchase common stock of Millennial. All options to purchase common stock of Jumptap with exercise prices above the merger consideration payable for each share of Jumptap common stock will be cancelled. All outstanding warrants exercisable for, and all outstanding debt instruments convertible into, common stock of Jumptap, will be exchanged for a portion of the shares of common stock of Millennial to be issued in the Merger.

        Based on the price per share of Millennial's common stock at the time of entering into the Merger Agreement, the transaction is valued at approximately $225 million. Each company's board of directors has approved the transaction, which has also been approved by Jumptap's stockholders. The companies expect the Merger to be completed during the fourth quarter of 2013. Closing of the Merger is subject to approval of Millennial's stockholders with respect to the proposed issuance of shares in the transaction, as well as a number of other customary closing conditions, including regulatory clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

        Millennial and Jumptap have made customary representations, warranties, and covenants in the Merger Agreement, including, among others, covenants that Jumptap will conduct its business in the ordinary course during the period between the execution of the Merger Agreement and the effective time of the Merger, and subject to certain limited exceptions, that Jumptap will not solicit alternative business combination transactions. During the period between the execution of the Merger Agreement and the effective time of the Merger, Millennial has agreed not to issue any shares of Millennial capital stock or any securities convertible into or exchangeable or exercisable for Millennial capital stock, other than equity grants to Millennial employees, subject to a specified maximum number of shares, and for the issuance of shares underlying equity grants outstanding as of the date of the Merger Agreement.

        Under the terms of the Merger Agreement, the Company has also agreed to prepare and file with the Securities and Exchange Commission a registration statement on Form S-3 relating to the shares of

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common stock issuable as part of the merger consideration, pursuant to the terms of the Registration Rights Agreement attached as an exhibit to the Merger Agreement.

        The Merger Agreement contains termination rights for both the Company and Jumptap and further provides that, if Jumptap terminates the Merger Agreement due to the Company's failure to obtain the required approval of its stockholders, the Company will be obligated to pay Jumptap a termination fee of $10 million.

        The foregoing summary is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this report and incorporated herein by reference in its entirety. The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. The representations, warranties and covenants may have been made for the purposes of allocating risk between Millennial and Jumptap instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Millennial, Merger Sub, Jumptap or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company's public disclosures.

Item 3.02.    Unregistered Sales of Equity Securities.

        The information set forth in Item 1.01 related to the potential issuance of the Company's common stock is hereby incorporated by reference under this Item 3.02.

Forward-Looking Statements

        This Current Report on Form 8-K and the materials incorporated by reference herein include "forward-looking statements" including, without limitation, statements regarding the proposed acquisition of Jumptap and the combined company's forecasted financial results, anticipated reach, capabilities and opportunities for the combined company, expected benefits to advertisers and developers and market opportunities, that are subject to risks, uncertainties and other factors that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in these materials that are not historical facts. These statements are sometimes identified by words and phrases such as "will," "may," "expect," "to be," or words or phrases of similar meaning. As a result of the ultimate outcome of such risks and uncertainties, Millennial's actual results could differ materially from those anticipated in these forward-looking statements. These statements are based on Millennial's current beliefs and expectations, and there are a number of important factors that could cause the actual results or outcomes to differ materially from those indicated by these forward-looking statements, including, without limitation, whether the proposed acquisition is ultimately consummated; the ability to integrate Millennial's and Jumptap's businesses; disruption from the transaction making it more difficult to maintain relationships with clients, suppliers or employees; risks related to the successful offering of the combined company's products and services; the risk that the anticipated benefits of the acquisition may not be realized; and other risks that may impact Millennial's business. Other risk factors are set forth under the caption "Risk Factors," in Millennial's Quarterly Report on Form 10-Q for the quarter ended June 30, 2013,

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filed with the SEC on August 14, 2013, which is available on a website maintained by the SEC at www.sec.gov. Millennial expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein as a result of new information, future events or otherwise.

Item 9.01.    Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.		Description
2.1	*	Agreement and Plan of Reorganization, dated as of August 13, 2013, by and among Millennial Media, Inc., Polo Corp, and Jumptap, Inc.

*
Certain schedules and exhibits related to the agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant undertakes to furnish supplemental copies of any of the omitted schedules or exhibits upon request by the Securities and Exchange Commission.

Additional Information about the Proposed Acquisition and Where You Can Find It

        Millennial plans to file a proxy statement with the Securities and Exchange Commission (the "SEC") relating to a solicitation of proxies from its stockholders in connection with a special meeting of stockholders of Millennial to be held for the purpose of voting on the issuance of the shares of Millennial common stock to be issued in connection with the proposed acquisition (the "Shares"). BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE ISSUANCE OF THE SHARES CONTEMPLATED BY THE PROPOSED ACQUISITION, MILLENNIAL SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

        The proxy statement and other relevant materials, and any other documents filed by Millennial with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov. In addition, stockholders of Millennial may obtain free copies of the documents filed with the SEC by contacting Millennial's Investor Relations department at (410) 522-8705, or Investor Relations, Millennial Media, Inc., 2400 Boston Street, Suite 201, Baltimore, Maryland 21224. You may also read and copy any reports, statements and other information filed by Millennial with the SEC at the SEC public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC's website for further information on its public reference room.

Interests of Certain Participants in the Solicitation

        Millennial and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Millennial in favor of the proposed transaction. A list of the names of Millennial's executive officers and directors, and a description of their respective interests in Millennial, are set forth in the proxy statement for Millennial's 2013 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2013, and in any documents subsequently filed by its directors and executive officers under the Securities and Exchange Act of 1934, as amended.

        If and to the extent that executive officers or directors of Millennial will receive any additional benefits in connection with the proposed transaction that are unknown as of the date of this filing, the details of such benefits will be described in the proxy statement and security holders may obtain additional information regarding the interests of Millennial's executive officers and directors in the proposed transaction by reading the proxy statement when it becomes available.

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 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2013	MILLENNIAL MEDIA, INC.
	By:	/s/ HO SHIN Ho Shin General Counsel and Chief PrivacyOfficer

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Agreement and Plan of Reorganization, dated as of August 13, 2013, by and among Millennial Media, Inc., Polo Corp, and Jumptap, Inc.

*
Certain schedules and exhibits related to the agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant undertakes to furnish supplemental copies of any of the omitted schedules or exhibits upon request by the Securities and Exchange Commission.

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  Item 1.01 Entry into a Material Definitive Agreement.
  Item 3.02. Unregistered Sales of Equity Securities.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES